Exhibit 99.1

ROCKY MOUNTAIN CHOCOLATE FACTORY ENTERS INTO NEW $6 MILLION CREDIT FACILITY

DURANGO, CO, Oct. 4, 2024 (GLOBE NEWSWIRE) -- Rocky Mountain Chocolate Factory Inc. (Nasdaq: RMCF) (the “Company”, “we”, or “RMCF”), an international franchisor and producer of premium chocolates and other confectionery products, including gourmet caramel apples, has entered into a new three-year $6 million credit agreement with RMC Credit Facility, LLC, a special purposes investment entity affiliated with current RMCF board member Steve Craig.

“This credit facility is a key component of our capital structure, enabling us to invest further in equipment and machinery while funding our growth initiatives,” stated Jeff Geygan, Interim CEO of RMCF. “With a strengthened balance sheet and improved liquidity, we are well-positioned to execute our three-year strategic plan and drive RMCF toward sustainable growth and profitability.”

The credit facility provides for interest-only payments until the September 30, 2027 maturity date. Borrowings under the credit agreement will bear interest at 12% per annum.

The Company used the proceeds to retire its existing $4 million revolving credit facility, of which $3.45 million was outstanding on September 30, 2024. The remaining balance from the new credit agreement will be used for continued capital investment and working capital needs.

Additional details regarding the credit facility can be found on the Company’s Form 8-K to be filed with the Securities and Exchange Commission.

Forward-Looking Statements

This press release includes statements of our expectations, intentions, plans and beliefs that constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are intended to come within the safe harbor protection provided by those sections. These forward-looking statements involve various risks and uncertainties. The statements, other than statements of historical fact, included in this press release are forward-looking statements. Many of the forward-looking statements contained in this press release may be identified by the use of forward-looking words such as "will," "intend," "believe," "expect," "anticipate," "should," "plan," "estimate," "potential," or similar expressions. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future - including statements expressing general views about future operating results, statements regarding the execution of our strategic plan, and statements regarding future growth and profitability - are forward-looking statements. Management of the Company believes that these forward-looking statements are reasonable as and when made. However, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date of this press release. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause our Company’s actual results to differ materially from historical experience and our present expectations or projections. These risks and uncertainties include, but are not limited to: inflationary impacts, changes in the confectionery business environment, seasonality, consumer interest in our products, receptiveness of our products internationally, consumer and retail trends, costs and availability of raw materials, competition, the success of our co-branding strategy, the success of international expansion efforts and the effect of government regulations. For a detailed discussion of the risks and uncertainties that may cause our actual results to differ from the forward-looking statements contained herein, please see the section entitled “Risk Factors” contained in our most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q, each filed with the Securities and Exchange Commission.

About Rocky Mountain Chocolate Factory, Inc.

Rocky Mountain Chocolate Factory, Inc. is an international franchiser of premium chocolate and confection stores, and a producer of an extensive line of premium chocolates and other confectionery products, including gourmet caramel apples. Rocky Mountain Chocolate Factory was ranked in both the Franchise 500 by Entrepreneur Magazine and the Franchise 400 by Franchise Times for 2024. The Company is headquartered in Durango, Colorado.  The Company and its franchisees and licensees operate over 260 Rocky Mountain Chocolate stores across the United States, with several international locations. The Company's common stock is listed on the Nasdaq Global Market under the symbol "RMCF."

Investor Contact

Sean Mansouri, CFA

Elevate IR

720-330-2829

RMCF@elevate-ir.com